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                                                                   EXHIBIT 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William R. Johnson, Lawrence J. McCabe and Paul
F. Renne, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign H. J. Heinz Company's Annual Report on Form 10-K for the fiscal year ended April 29, 1998, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed below as of the 8th day of July, 1998 by the following persons in the capacities indicated.

         Signature              Title
         ---------              -----



/s/ Anthony J. F. O'Reilly            Chairman of the Board and Director
-------------------------------
Anthony J. F. O'Reilly


/s/ William R. Johnson                President and Chief Executive Officer
-------------------------------       and Director (Principal Executive Officer)
William R. Johnson


/s/ Paul F. Renne                     Executive Vice President and Chief
-------------------------------       Financial Officer and Director (Principal
Paul F. Renne                         Financial Officer)


/s/ Lawrence J. McCabe                Senior Vice President, General
-------------------------------       Counsel and Secretary and Director
Lawrence J. McCabe
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/s/ William P. Snyder III             Director
-------------------------------
William P. Snyder III


/s/ Herman J. Schmidt                 Director
-------------------------------
Herman J. Schmidt


/s/ Eleanor B. Sheldon                Director
-------------------------------
Eleanor B. Sheldon


/s/ Richard M. Cyert                  Director
-------------------------------
Richard M. Cyert


/s/ Samuel C. Johnson                 Director
-------------------------------
Samuel C. Johnson


/s/ Donald R. Keough                  Director
-------------------------------
Donald R. Keough


/s/ S. Donald Wiley                   Director
-------------------------------
S. Donald Wiley


/s/ David R. Williams                 Director
-------------------------------
David R. Williams


/s/ Nicholas F. Brady                 Director
-------------------------------
Nicholas F. Brady


/s/ William C. Springer               Director
-------------------------------
William C. Springer
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/s/ Edith E. Holiday                  Director
-------------------------------
Edith E. Holiday


/s/Candace K. Bryan                   Director
-------------------------------
Candace K. Bryan


/s/ Edward J. McMenamin               Vice President  Corporate Controller
-------------------------------       (Principal Accounting Officer)
Edward J. McMenamin